UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03630 )

Exact name of registrant as specified in charter: Putnam California Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2006 Date of reporting period: October 1, 2005—March 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam California Tax Exempt Income Fund

3|31|06

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management
Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors
We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service
We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
California Tax Exempt Income Fund

3| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	31

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

In the early months of 2006, we have seen a continuation of generally benign economic conditions in the United States. The expansion that began in late 2001 is continuing, fueled by gains in worker productivity. The stock market has advanced, driven largely by corporate profit levels that, by some measures, are near all-time highs. Inflation, which can cause problems for stock and bond markets, has remained fairly steady in recent months even as energy prices have resumed their ascent. Investors can be encouraged by these conditions, but should also be mindful of risks. Bond prices have fallen recently in response to stronger job creation. As mortgage rates have risen to higher levels, activity in the housing market has slowed. Our nation’s large trade deficit is also dampening prosperity and could cause the U.S. dollar to weaken, which might make it more difficult for U.S. stocks and bonds to attract investment from abroad.

We consider it fortunate that the Federal Reserve’s (the Fed’s) new Chairman, Ben Bernanke, like his predecessor, Alan Greenspan, regards the Fed’s role in pursuing both price stability and economic growth as essential to maintaining a healthy financial system. In its first months under the leadership of Mr. Bernanke, the Fed has continued Mr. Greenspan’s program of interest-rate increases, while offering some signals that the end of the current tightening cycle might not be far away.

The economy’s significant strengths and notable weaknesses remind us once again that a well-diversified financial program under the guidance of a professional financial representative can help many investors pursue their goals. And in our view, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time. In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Putnam California Tax Exempt Income Fund:
potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true with Putnam California Tax Exempt Income Fund. This fund explores the vast California municipal bond market to deliver to investors the potential for high current income and tax advantages.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They are backed by either the issuing state, city, or town, or by revenues collected from usage fees. As a result, they have varying degrees of credit risk — that is, the risk that the issuer will not be able to repay the bond.

A municipal bond’s greatest benefit is that its income is generally exempt from federal income tax, and from state income tax for residents of the state in which the bond is issued. In California, this tax exemption is an especially powerful advantage because the state’s maximum income-tax rate is among the highest in the United States. And the sheer size of the California municipal bond market —it is one of the largest and most diverse in the country, encompassing virtually every sector of the municipal bond market — enables it to establish trends and shape demand in municipal bond markets across the country.

The fund capitalizes on the opportunities available in California by investing in a range of bonds — primarily investment-grade — across various sectors. When deciding whether to invest in a bond, the fund’s management team considers credit risk and interest-rate risk, as well as the risk that the bond will be prepaid. Once a bond has been purchased, the management team continues to monitor developments that affect the bond market, the specific sector, and the bond issuer.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2006.

Results for investors subject to lower tax rates would not be as advantageous.

Putnam California Tax Exempt Income Fund invests typically in intermediate- to long-maturity municipal bonds issued in the state of California. Municipal bonds help finance public projects, such as schools, roads, water facilities, and hospitals. The fund may be appropriate for residents of California who seek income that is free from state and federal income tax.

Highlights

* For the six months ended March 31, 2006, Putnam California Tax Exempt Income Fund’s class A shares returned 0.86% without sales charges.

* The fund’s benchmark, the Lehman Municipal Bond Index, returned 0.98% ..

* The average return for the fund’s Lipper category, California Municipal Debt Funds, was 1.03% .

* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 3/31/06

Since the fund’s inception (4/29/83), average annual return is 7.29% at NAV and 7.11% at POP.
	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	5.26%	4.85%	66.91%	60.62%

5 years	4.45	3.67	24.34	19.73

3 years	3.96	2.60	12.37	8.00

1 year	3.68	–0.24	3.68	–0.24

6 months	—	—	0.86	–2.94

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Relatively low interest rates and improving business conditions continued to stimulate investor demand for higher income during the six months ended March 31, 2006. Your fund’s results at net asset value (NAV, or without sales charges) were in line with those of its benchmark, which is composed of municipal bonds from across the United States. The fund’s emphasis on tobacco settlement bonds and price appreciation from several issues contributed positively to performance. Falling yields and narrowing spreads among long-term bonds had a negative impact on results, given the fund’s smaller position in longer-dated maturities than many others in its peer group. Alternatively, the shrinking gap between higher- and lower-grade bond yields was positive, as prices on bonds rated Baa and below rose and the fund had a larger position in these bonds than others in its peer group. We continue to maintain a relatively short portfolio duration in an effort to reduce the fund’s sensitivity to rising interest rates.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that frequently accompanies such growth, prompted the Fed to increase short-term interest rates from 3.75% to 4.75% in four 0.25% increments during the first six months of the fund’s fiscal year. Despite a significant increase in short-term rates, long-term bond yields ended the period slightly lower. Potential forces constraining the rise of long-term rates include the strength of global demand for longer-term bonds from pension plans and other investors, as well as a widespread belief that inflation will remain in check as the Fed achieves its objectives through monetary policy. As shorter- and longer-term interest rates converged significantly, the yield curve — a graphical representation of yields for bonds of comparable quality plotted from the shortest to the longest maturity — flattened.

The improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened. Based on favorable legal rulings, tobacco settlement bonds outperformed as their spreads narrowed during the period. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility but significantly outperformed for the period. Callable bonds (which can be redeemed by their issuers before maturity) generally outperformed non-callable bonds, as investors expect that callable bonds will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your fund’s portfolio relative to its benchmark, a strategy that contributed positively to results for the period as most rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates rise, but it can reduce the fund’s potential for appreciation when rates fall. One of the strategies we used to manage duration was selling Treasury bond futures. This enabled us to achieve our target duration without trading large volumes of securities, which takes time and can be more expensive for the fund.

The fund benefited from its overweight position in lower-rated, higher-yielding

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/06.

Bonds
Lehman Municipal Bond Index (tax-exempt bonds)	0.98%

Lehman Aggregate Bond Index (broad bond market)	–0.06%

Lehman Government Bond Index (U.S. Treasury and agency securities)	–0.25%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	0.14%

Equities
S&P 500 Index (broad stock market)	6.38%

S&P Utilities Index (utilities stocks)	–6.57%

Russell 2000 Index (small-company stocks)	15.23%

bonds, compared with other funds in its peer group, as this segment of the market outperformed during the period. An overweight position in tobacco settlement bonds, relative to the fund’s peer group, contributed to results as this sector also outperformed.

Your fund’s holdings

Your fund’s emphasis on tobacco settlement bonds continued to benefit the fund during the six-month fiscal period. Payments from these bonds are secured by income from companies’ settlement obligations to municipalities. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies, seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. This sector benefited from a February 4, 2005, ruling by the U.S. Circuit Court of Appeals for the District of Columbia against the federal government. Investors believe this has mitigated the potential financial impact of the DOJ’s lawsuit against tobacco companies, and demand for these bonds has strengthened, boosting their prices. The fund owns tobacco settlement bonds issued in Puerto Rico as well as California.

Credit spreads — the difference in yield between lower- and higher-rated bonds — continued a narrowing trend that started early in 2003, as investors in search of more income bid up prices on

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

lower-quality and longer-term bonds. In addition, the strengthening economy improved the financial health of some issuers and their bonds rose in value. Several industrial development bonds (IDBs) were some of the fund’s best performers. IDBs are issued by municipalities but backed by the credit of the company or institution benefiting from the financing. Investor perceptions about the backing company’s health, or that of its industry group, affect the prices of these bonds more than the rating of the issuing municipality. The fund’s best performers included bonds issued by Puerto Rico Cogen Facility AES Corp., an electric power generation facility that is one of Puerto Rico’s lowest-cost electricity plants. This strength was reflected in rising demand for its bonds. The fund also owns bonds issued for Foothill Eastern Corridor California Toll Road, a 37-mile toll road in Southern California built in the mid 1990s. Stable traffic and toll collection has added to the facility’s financial strength.

Two other portfolio holdings were pre-refunded during the period. Prerefunding occurs when an issuer refinances an older, higher-coupon bond by issuing new bonds at current, lower interest rates. The proceeds are then invested in a secure investment, usually U.S. Treasury securities, that matures at the older bond’s first call date, effectively raising the bonds’ perceived rating. Both bonds pre-refunded in December of 2005 were issued for California Department

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/06. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

of Water Resources Power Supply in November 2002, when interest rates were high and the state was still in the grip of a power crisis. Both bonds, which rose in value, were originally scheduled to mature in May 2019, but will now have an effective maturity in May 2012.

These positives were offset overall by the fund’s relatively short maturity structure, which limited its interest income. Nonetheless, we continue to believe that the higher level of income available at the longer end of the maturity spectrum, and from lower-rated securities, is not justified by the additional risks that these securities carry.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that while the Fed’s tightening cycle is nearing an end, we will likely experience some additional increases before the cycle is through. We currently plan to maintain the fund’s defensive duration because we believe that the municipal bond market is susceptible to weaker returns in the coming months given its unusually strong performance versus taxable equivalents in the first three months of 2006.

We believe that the extended rally among lower-rated, higher-yielding bonds is in its final stages. Therefore, we plan to reduce the fund’s holdings at the lower end of its credit spectrum. We continue to have a positive view of the single-family housing sector, which has performed well in recent months. Despite recent strong performance, we remain cautious on airline-related IDBs. Our view on tobacco settlement bonds remains positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

This fund concentrates its investments by region and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581.

Fund performance
Total return for periods ended 3/31/06

	Class A		Class B		Class C		Class M
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP

Annual average
(life of fund)	7.29%	7.11%	6.49%	6.49%	6.43%	6.43%	6.87%	6.71%

10 years	66.91	60.62	56.64	56.64	54.07	54.07	61.79	56.53
Annual average	5.26	4.85	4.59	4.59	4.42	4.42	4.93	4.58

5 years	24.34	19.73	20.59	18.71	19.63	19.63	22.53	18.59
Annual average	4.45	3.67	3.82	3.49	3.65	3.65	4.15	3.47

3 years	12.37	8.00	10.27	7.43	9.65	9.65	11.36	7.64
Annual average	3.96	2.60	3.31	2.42	3.12	3.12	3.65	2.48

1 year	3.68	–0.24	3.14	–1.73	2.87	1.90	3.37	0.02

6 months	0.86	–2.94	0.67	–4.17	0.44	–0.53	0.70	–2.55

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns
For periods ended 3/31/06

		Lipper California
	Lehman Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average
(life of fund)	7.76%	7.29%

10 years	76.86	67.74
Annual average	5.87	5.30

5 years	28.70	25.07
Annual average	5.18	4.56

3 years	12.82	12.74
Annual average	4.10	4.06

1 year	3.80	4.03

6 months	0.98	1.03

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 3/31/06, there were 123, 122, 117, 98, and 68 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 3/31/06

Distributions*	Class A		Class B	Class C	Class M

Number	6		6	6		6

Income[1]	$0.172034		$0.145409	$0.139570	$0.159470

Capital gains[2]

Long-term	0.187700		0.187700	0.187700	0.187700

Short-term	0.000400		0.000400	0.000400	0.000400

Total	$0.360134		$0.333509	$0.327670	$0.347570

Share value:	NAV	POP	NAV	NAV	NAV	POP

9/30/05	$8.43	$8.76	$8.42	$8.46	$8.41	$8.69

3/31/06	8.14	8.46	8.14	8.17	8.12	8.39

Current yield (end of period)

Current dividend rate[3]	4.18%	4.02%	3.53%	3.37%	3.89%	3.77%

Taxable equivalent[4]	7.17	6.90	6.05	5.78	6.67	6.47

Current 30-day SEC yield[5]	3.52	3.39	2.87	2.72	3.22	3.12

Taxable equivalent[4]	6.04	5.81	4.92	4.67	5.52	5.35

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 41.70% federal and state combined tax rate for 2006. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from October 1, 2005, to March 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.71	$ 6.95	$ 7.70	$ 5.20

Ending value (after expenses)	$1,008.60	$1,006.70	$1,004.40	$1,007.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for  the six months ended March 31, 2006, use the calculation method below. To find the value of your investment on October 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M

Expenses paid per $1,000*	$ 3.73	$ 6.99	$ 7.75	$ 5.24

Ending value (after expenses)	$1,021.24	$1,018.00	$1,017.25	$1,019.75

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M

Your fund’s annualized expense ratio	0.74%	1.39%	1.54%	1.04%

Average annualized expense ratio for
Lipper peer group*	0.84%	1.49%	1.64%	1.14%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001

Putnam California Tax Exempt
Income Fund	21%	13%	22%	7%	10%

Lipper California Municipal Debt
Funds category average	17%	24%	31%	23%	31%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

David Hamlin	2006	*

Portfolio Leader	2005	*

Paul Drury	2006	*

Portfolio Member	2005	*

Susan McCormack	2006	*

Portfolio Member	2005	*

James St. John	2006	*

Portfolio Member	2005	*

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $1,000,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2006.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of March 31, 2006, and March 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006		*

Chief Technology Officer	2005		*

Joshua Brooks	2006		*

Deputy Head of Investments	2005		*

William Connolly	2006		*

Head of Retail Management	N/A

Kevin Cronin	2006		*

Head of Investments	2005		*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006		*

Chief Financial Officer	2005		*

Steven Krichmar	2006		*

Chief of Operations	2005		*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006		*

Chief Administrative Officer	2005		*

Edward Shadek	2006		*

Deputy Head of Investments	2005

Sandra Whiston	2006		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utility companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 56th percentile in management fees and in the 26th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel – but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group, Lipper California Municipal Debt Funds (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions), for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

47th	46th	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 125, 109, and 94 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper California Municipal Debt Funds category for the one-, five-, and ten-year periods ended March 31, 2006, were 66%, 55%, and 54%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2006, the fund ranked 80th out of 122, 54th out of 98, and 37th out of 68 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/06 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	IFB Inverse Floating Rate Bonds
COP Certificate of Participation	IF COP Inverse Floating Rate Certificate of Participation
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FRB Floating Rate Bonds	U.S. Govt. Coll. U.S. Government Collateralized
FRN Floating Rate Notes	VRDN Variable Rate Demand Notes
FSA Financial Security Assurance	XLCA XL Capital Assurance
G.O. Bonds General Obligation Bonds

MUNICIPAL BONDS AND NOTES (98.1%)*
	Rating**	Principal amount	Value

California (95.1%)
Alameda, Corridor Trans. Auth. Rev. Bonds,
Ser. A, MBIA, 5 1/4s, 10/1/21	Aaa	$ 9,500,000	$10,035,800
Anaheim, COP, MBIA, 6.2s, 7/16/23	Aaa	32,000,000	33,727,680
Anaheim, Pub. Fin. Auth. Rev. Bonds
(Distr. Syst.), MBIA
5 1/4s, 10/1/23	Aaa	8,675,000	9,249,545
5 1/4s, 10/1/22	Aaa	6,700,000	7,158,481
5s, 10/1/29	Aaa	6,945,000	7,202,590
Brentwood, Infrastructure Fin. Auth. Rev. Bonds
5 7/8s, 9/2/34	BB–/P	2,000,000	2,062,260
5 3/4s, 9/2/24	BB–/P	1,350,000	1,392,485
Burbank, Pub. Fin. Auth. Rev. Bonds
(West Olive Redev.), AMBAC, 5s, 12/1/26	Aaa	3,390,000	3,502,107
CA Rev. Bonds (Stanford Hosp. & Clinics),
Ser. A, 5s, 11/15/23	A2	6,000,000	6,163,980
CA Edl. Fac. Auth. Rev. Bonds
(Stanford U.), Ser. Q, 5 1/4s, 12/1/32	Aaa	22,360,000	23,606,794
(U. of Southern CA), Ser. C, 5 1/8s,
10/1/28 (Prerefunded)	Aa1	20,000,000	20,672,200
(CA Institute of Technology), Ser. A,
5s, 10/1/32	Aaa	2,000,000	2,076,700
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,515,495
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,273,363
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,080,000	2,036,736
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Lucile Salter Packard Hosp.), Ser. C,
AMBAC, 5s, 8/15/24	Aaa	6,390,000	6,657,102
Ser. B, AMBAC, 5s, 7/1/21	Aaa	3,500,000	3,514,595
(Cedars Sinai Med. Ctr.), 5s, 11/15/15	A3	1,650,000	1,740,074
Ser. 5, MBIA, 5s, 7/1/14	AAA	6,400,000	6,426,688

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. C, FGIC
3.6s, 8/1/12	Aaa	$3,340,000	$3,306,333
3.6s, 2/1/12	Aaa	2,030,000	2,010,979
CA Infrastructure & Econ. Dev. Bank Rev.
Bonds (Bay Area Toll Bridges)
AMBAC, 5s, 7/1/33 #	Aaa	12,000,000	12,418,800
Ser. A, FGIC, 5s, 7/1/29	Aaa	5,000,000	5,187,050
CA State G.O. Bonds
FGIC, 8s, 11/1/07	Aaa	10,200,000	10,664,202
AMBAC, 5 1/2s, 4/1/11	Aaa	16,545,000	17,945,203
5 1/4s, 12/1/24	A2	12,135,000	12,851,814
5 1/4s, 12/1/23	A2	10,000,000	10,604,700
5 1/4s, 2/1/20	A2	10,000,000	10,905,200
MBIA, 5 1/8s, 2/1/27	AAA	5,000,000	5,244,150
MBIA, 5 1/8s, 2/1/26	AAA	5,000,000	5,250,900
5 1/8s, 4/1/24	A2	6,000,000	6,277,980
5 1/8s, 4/1/23	A2	2,000,000	2,095,400
5.1s, 2/1/34	A2	5,500,000	5,577,440
5s, 5/1/24	A2	24,090,000	25,014,574
5s, 5/1/22	A2	9,435,000	9,832,874
CA State Dept. of Wtr. Resources Rev. Bonds
(Center Valley), Ser. J-2, 7s, 12/1/12	Aa2	15,840,000	18,703,238
(Central Valley), Ser. J-2, 7s, 12/1/12
(Prerefunded)	Aa2	7,350,000	8,721,216
(Central Valley), Ser. J-2, 7s, 12/1/11	Aa2	18,395,000	21,333,785
(Central Valley), Ser. J-2, 7s, 12/1/11	Aa2	6,815,000	7,964,077
Ser. A, AMBAC, 5 1/2s, 5/1/16
(Prerefunded)	Aaa	8,500,000	9,388,165
Ser. A, AMBAC, 5 1/2s, 5/1/15	Aaa	100,000,000	109,365,000
Ser. A, AMBAC, 5 1/2s, 5/1/14	Aaa	26,000,000	28,479,100
Ser. A, 5 1/4s, 5/1/20 (Prerefunded)	Aaa	4,000,000	4,364,040
Ser. W, FSA, 5 1/8s, 12/1/29	Aaa	5,000,000	5,187,050
Ser. A, 5 1/8s, 5/1/19 (Prerefunded)	Aaa	25,000,000	27,106,750
Ser. A, 5 1/8s, 5/1/18 (Prerefunded)	Aaa	20,000,000	21,685,400
Ser. O, MBIA, 4 3/4s, 12/1/29	Aaa	23,000,000	23,029,440
CA State Econ. Recvy. G.O. Bonds, Ser. A
5s, 7/1/17	Aa3	7,000,000	7,317,380
5s, 7/1/16	Aa3	4,000,000	4,192,920
CA State Econ. Recvy. VRDN
Ser. C-10, 3.17s, 7/1/23	VMIG1	10,925,000	10,925,000
Ser. C-11, 3.15s, 7/1/23	VMIG1	4,400,000	4,400,000
Ser. C-16, FSA, 3.12s, 7/1/23	VMIG1	8,300,000	8,300,000
Ser. C-6, 3.07s, 7/1/23	VMIG1	13,700,000	13,700,000
Ser. C-9, 3.07s, 7/1/23	VMIG1	15,875,000	15,875,000
CA State Pub. Wks. Board Rev. Bonds (Dept.
of Gen. Svcs. Butterfield), Ser. ST-A
5 1/4s, 6/1/25	A3	2,500,000	2,629,700
5s, 6/1/23	A3	2,900,000	3,005,444
5s, 6/1/11	A3	2,000,000	2,098,900
				33

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, MBIA, 6 1/2s, 9/1/17	Aaa	$ 28,000,000	$32,745,720
(Dept. of Corrections-State Prisons),
Ser. A, AMBAC, 5s, 12/1/19	Aaa	33,500,000	35,581,020
CA State U. Foundation Rev. Bonds
(Sacramento Auxiliary), Ser. A, MBIA, 5 1/2s,
10/1/37 (Prerefunded)	Aaa	1,340,000	1,473,946
CA Statewide Cmnty. Dev. Auth. Apt. Dev.
Rev. Bonds (Irvine Apt. Cmntys.), Ser. A-4,
5 1/4s, 5/15/25	Baa2	12,500,000	12,889,625
CA Statewide Cmnty. Dev. Auth. COP
(The Internext Group), 5 3/8s, 4/1/30	BBB	15,300,000	15,336,261
CA Statewide Cmnty. Dev. Auth. Mandatory
Put Bonds (Kaiser Permanente)
Ser. B, 3.9s, 7/1/14	A+	5,000,000	4,764,300
Ser. C, 3.85s, 6/1/12	A+	3,250,000	3,186,983
CA Statewide Cmnty. Dev. Auth. Multi-Fam.
Rev. Bonds
(Archstone Communities), 5.3s, 6/1/29	Baa1	6,000,000	6,079,980
(Hsg. Equity Res.), Ser. B, 5.2s, 12/1/29	A–	5,000,000	5,107,200
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Huntington Memorial Hosp.), 5s, 7/1/22	A+	7,020,000	7,325,651
(Huntington Memorial Hosp.), 5s, 7/1/21	A+	960,000	1,005,504
(Huntington Memorial Hosp.), 5s, 7/1/20	A+	4,820,000	5,040,997
(Thomas Jefferson School of Law), Ser. A,
4 7/8s, 10/1/35	BBB–	800,000	782,240
CA Statewide Cmnty. Dev. Auth. Special Tax
FRB (Hsg. Equity Res. - C), 5.2s, 12/1/29	A–	4,000,000	4,140,800
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C),
7 1/4s, 9/1/30	BB/P	2,270,000	2,363,865
(Citrus Garden Apt. Project - D1),
5 1/4s, 7/1/22	A	1,630,000	1,666,056
(Cmnty. Fac. Dist. No. 1-Zone 1B),
zero %, 9/1/20	BB/P	1,690,000	627,244
CA Statewide Cmntys. Dev. Auth. Apt.
Mandatory Put Bonds (Irvine Apt. Cmntys.),
Ser. A-3, 5.1s, 5/17/10	Baa2	11,000,000	11,326,810
CA Statewide Fin. Auth. Tobacco Settlement
Rev. Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,655,000	3,786,763
CA Tobacco Securitization Agcy. Rev. Bonds
(Gold Cnty. Funding Corp.), 5 3/4s, 6/1/27	Baa3	945,000	983,102
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30	Baa3	5,000,000	5,459,500
zero %, 6/1/21	Baa3	10,000,000	7,891,000
Capistrano, Unified School Dist. Cmnty. Fac.
Special Tax Bonds (Ladera), Ser. 98-2, 5 3/4s,
9/1/29 (Prerefunded)	BBB/P	8,000,000	8,674,560

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
Central CA Joint Pwr. Hlth. Fin. Auth. COP
(Cmnty. Hosp. of Central CA), 6s, 2/1/30	Baa2	$ 10,800,000	$11,206,620
Chabot-Las Positas, Cmnty. College Dist.
G.O. Bonds (Election of 2004), Ser. A, MBIA
5s, 8/1/26	Aaa	5,215,000	5,441,853
5s, 8/1/25	Aaa	3,000,000	3,134,760
Chino Basin, Regl. Fin. Auth. Rev. Bonds,
AMBAC, 5 3/4s, 8/1/22	Aaa	32,000,000	32,256,960
Chula Vista Rev. Bonds (San Diego Gas),
Ser. B, 5s, 12/1/27	A1	5,000,000	5,083,700
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area),
6.2s, 9/1/33	BB+/P	3,750,000	3,966,038
(No. 06-1 Eastlake Woods Area),
6.15s, 9/1/26	BB+/P	2,000,000	2,115,440
(No. 97-3), 6.05s, 9/1/29 (Prerefunded)	BB+/P	4,420,000	4,834,817
(No 07-I Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB–/P	2,600,000	2,709,148
Commerce, Redev. Agcy. Rev. Bonds
(Project 1), zero %, 8/1/21	BBB	66,780,000	26,959,754
Contra Costa, Home Mtge. Fin. Auth. Rev.
Bonds, Ser. G, MBIA, zero %, 9/1/17	Aaa	35,000,000	16,644,950
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,000,000	110,000
Delano, COP (Delano Regl. Med. Ctr.),
5.6s, 1/1/26	BBB–	19,200,000	19,237,632
Duarte, COP, Ser. A
5 1/4s, 4/1/31	Baa1	15,200,000	15,332,544
5 1/4s, 4/1/24	Baa1	7,500,000	7,683,225
El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
AMBAC, 6 1/4s, 8/15/17	Aaa	10,725,000	12,280,125
Folsom, Special Tax Rev. Bonds (Cmnty. Facs.
Dist. No. 10), 5 7/8s, 9/1/28	BB/P	1,150,000	1,184,466
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	19,305,710
MBIA, 5 3/8s, 1/15/14	Aaa	5,000,000	5,359,750
Foothill/Eastern Corridor Agcy. Toll Roads
Rev. Bonds (Sr. Lien), Ser. A, U.S. Govt. Coll.
6 1/2s, 1/1/32 (Prerefunded)	Aaa	34,150,000	34,900,959
6s, 1/1/34 (Prerefunded)	Aaa	38,875,000	39,589,523
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. A-4, 7.8s, 6/1/42	BBB	6,075,000	7,232,045
Ser. 03 A-1, 6 1/4s, 6/1/33	BBB	16,000,000	17,450,400
Ser. B, 5 1/2s, 6/1/33 (Prerefunded)	Aaa	36,000,000	39,446,640
Ser. A, 5s, 6/1/45	A3	6,750,000	6,863,670
Ser. 03 A-1, 5s, 6/1/21	Baa3	15,000,000	15,106,500

	MUNICIPAL BONDS AND NOTES (98.1%)* continued
		Rating**	Principal amount	Value

	California continued
	Huntington Beach, Cmnty. Fac. Dist. Special
	Tax (No. 2003-1 Huntington Ctr.)
	5.85s, 9/1/33	BB–/P	$2,845,000	$2,934,674
	5.8s, 9/1/23	BB–/P	1,000,000	1,031,650
	Irvine Ranch, Wtr. Dist. VRDN, 3.1s, 4/1/33	VMIG1	2,250,000	2,250,000
	Irvine, Impt. Board Act of 1915 G.O. Bonds
	(Assmt. Dist. No. 03-19-Group 2),
	5.45s, 9/2/23	BB+/P	1,000,000	1,019,530
	Irvine, Impt. Board Act of 1915 Special
	Assmt. Bonds
	(Assmt. Dist. No. 00-18-GRP 2),
	5.6s, 9/2/22	BB+/P	5,000,000	5,107,550
	(Assmt. Dist. No. 00-18-GRP 3),
	5.55s, 9/2/26	BBB–/P	1,825,000	1,868,161
	Kern, Cmnty. College Dist. G.O. Bonds
	(Safety Repair & Impt.), Ser. A, FGIC,
	5s, 11/1/19	Aaa	3,085,000	3,320,231
	Kern, High School Dist. G.O. Bonds,
	Ser. A, MBIA
	6 1/2s, 8/1/15	Aaa	3,225,000	3,618,095
	6 1/2s, 2/1/15	Aaa	3,240,000	3,634,924
	6 1/2s, 8/1/14	Aaa	3,825,000	4,291,229
	6 1/2s, 2/1/14	Aaa	3,840,000	4,308,058
	6.4s, 8/1/13	Aaa	3,435,000	3,850,772
	6.4s, 2/1/13	Aaa	3,455,000	3,873,193
	La Quinta, Redev. Agcy. Tax Alloc.
	(Area No. 1), AMBAC, 5s, 9/1/21	Aaa	1,950,000	2,029,443
	Lake Elsinore, Pub. Fin. Auth. Tax Alloc.
	Rev. Bonds, Ser. C, 6.7s, 10/1/33	BBB/P	13,885,000	14,919,433
	Lodi, Unified School Dist. G.O. Bonds
	(Election of 2002), FSA
	5s, 8/1/27	Aaa	3,555,000	3,700,613
	5s, 8/1/26	Aaa	3,975,000	4,142,904
	5s, 8/1/25	Aaa	3,725,000	3,887,075
	Los Angeles, Cmnty. Redev. Agcy. Fin. Auth.
	Rev. Bonds (Bunker Hill), Ser. A, FSA,
	5s, 12/1/27	Aaa	16,000,000	16,579,040
	Los Angeles, Harbor Dept. Rev. Bonds,
	U.S. Govt. Coll., 7.6s, 10/1/18	AAA	22,995,000	27,888,566
	Los Angeles, Pension Auth. COP, Ser. A,
	MBIA, 6.9s, 6/30/08	Aaa	26,235,000	28,206,036
	Los Angeles, Sanitation Equip. Rev. Bonds,
	Ser. A, AMBAC
	5s, 2/1/20	Aaa	4,725,000	4,968,101
	5s, 2/1/19	Aaa	4,500,000	4,743,765
	Los Angeles, Unified School Dist. G.O. Bonds
	MBIA, 5 3/4s, 7/1/15	Aaa	6,880,000	7,801,851
	Ser. A, MBIA, 5 1/2s, 7/1/15	Aaa	5,000,000	5,549,900
	Ser. E, MBIA, 5 1/8s, 1/1/27	Aaa	6,830,000	7,196,156
	Ser. A, MBIA, 5s, 1/1/28	Aaa	7,000,000	7,279,510
36

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
Los Angeles, Wtr. & Pwr. Rev. Bonds, Ser. B,
FSA, 5s, 7/1/35	Aaa	$5,000,000	$5,177,650
Metro. Wtr. Dist. FRN (Southern CA Wtr.
Works), 2.637s, 8/10/18	AA+	19,200,000	19,200,000
Metro. Wtr. Dist. IFB (Southern CA
Waterworks), 8.542s, 8/10/18	AA+	20,000,000	25,304,000
Metro. Wtr. Dist. Rev. Bonds, Ser. A,
5s, 7/1/26 (Prerefunded)	AA+	7,180,000	7,431,085
Mount Diablo, Hosp. Rev. Bonds, Ser. A,
AMBAC, 5s, 12/1/13	Aaa	10,000,000	10,150,500
Mountain View-Whisman, School Dist.
G.O. Bonds (Election of 1998), Ser. D, MBIA,
5 3/8s, 6/1/22	Aaa	1,000,000	1,083,290
North Natomas, Cmnty. Fac. Dist. Special
Tax Rev. Bonds, Ser. B, 6 3/8s, 9/1/31	BBB/P	6,260,000	6,477,410
Northridge, Wtr. Dist. COP (1993 & 2001),
AMBAC, 5 1/4s, 2/1/22 (Prerefunded)	Aaa	1,800,000	1,943,802
Oakland, Bldg. Auth. Rev. Bonds, AMBAC
5 1/2s, 4/1/13	Aaa	6,540,000	6,854,051
5 1/2s, 4/1/12	Aaa	6,295,000	6,597,286
Oakland, Swr. Rev. Bonds, Ser. A, FSA,
5s, 6/15/26	Aaa	3,690,000	3,848,449
Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(Ladera Ranch - No. 1), Ser. A, 6.2s, 8/15/23	BBB/P	1,800,000	1,906,182
(Ladera Ranch - No. 1), Ser. A, 6.2s, 8/15/20	BBB/P	1,290,000	1,366,097
(Ladera Ranch - No. 01-1), Ser. A,
6s, 8/15/32	BBB/P	2,400,000	2,649,960
(Ladera Ranch - No 03-1), Ser. A,
5 5/8s, 8/15/34	BB/P	2,750,000	2,913,598
(Ladera Ranch - No. 02-1), Ser. A,
5.55s, 8/15/33	BBB/P	3,725,000	3,802,666
(Ladera Ranch - No 03-1), Ser. A,
5 1/2s, 8/15/23	BB/P	1,000,000	1,035,390
Orange Cnty., Trans. Auth. Toll Rd. VRDN
(Express Lanes), Ser. B-1, 3.15s, 12/15/30	VMIG1	2,900,000	2,900,000
Orange Cnty., Wtr. Dist. COP, Ser. B, MBIA,
5s, 8/15/28	Aaa	10,000,000	10,278,300
Paramount, Redev. Agcy. Tax Alloc. (Area No. 1),
MBIA, 5s, 8/1/20	Aaa	2,470,000	2,590,141
Pasadena, Cap. Impt. IF COP, AMBAC,
5.35s, 2/1/14	Aaa	24,855,000	26,582,423
Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	2,500,000	2,637,100
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds
(Dist. No. 6 Impt. Area B), 5s, 9/1/25	BB/P	1,120,000	1,100,837
(Dist. No. 6-4 S Ranch), 5s, 9/1/25	BB/P	1,560,000	1,533,308
(Dist. No. 6 Impt. Area B), 5s, 9/1/24	BB/P	1,025,000	1,009,205

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds
(Dist. No. 6-4 S Ranch), 5s, 9/1/24	BB/P	$1,420,000	$1,399,779
(Dist. No. 6 Impt. Area B), 5s, 9/1/23	BB/P	935,000	923,191
(Dist. No. 6-4 S Ranch), 5s, 9/1/23	BB/P	620,000	612,876
(Dist. No. 6 Impt. Area B), 5s, 9/1/22	BB/P	775,000	769,823
(Dist. No. 6-4 S Ranch), 5s, 9/1/22	BB/P	1,030,000	1,021,987
(Dist. No. 6 Impt. Area B), 5s, 9/1/21	BB/P	600,000	600,864
(Dist. No. 6-4 S Ranch), 5s, 9/1/21	BB/P	1,000,000	996,760
Rancho Cucamonga, Redev. Agcy. Tax Alloc.
(Rancho Redev. Project), MBIA, 5 1/8s, 9/1/30	Aaa	9,000,000	9,275,580
Redding, Elec. Syst. COP, MBIA, 6.368s, 7/1/22	Aaa	20,800,000	24,156,704
Rio Hondo, Cmnty. College Dist. G.O. Bonds,
Ser. A, MBIA
5 1/4s, 8/1/19	Aaa	2,395,000	2,626,333
5 1/4s, 8/1/18	Aaa	2,300,000	2,522,157
5 1/4s, 8/1/17	Aaa	2,185,000	2,396,049
5 1/4s, 8/1/16	Aaa	2,020,000	2,215,112
Riverside Cnty., Pub. Fin. Auth. COP,
5.8s, 5/15/29	BBB–	4,250,000	4,387,998
Riverside Cnty., Redev. Agcy. Tax Alloc., Ser. A,
XLCA, 5s, 10/1/32	Aaa	9,260,000	9,511,316
Roseville, Cmnty. Fac. Special Tax Bonds
(Dist. 1)
6s, 9/1/33	BB/P	1,750,000	1,824,375
5 3/4s, 9/1/23 (Prerefunded)	BB+/P	11,200,000	11,747,680
Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.)
Ser. 4-A, 6s, 9/1/28	BB+/P	1,500,000	1,577,085
5.7s, 9/1/23	BBB/P	4,905,000	4,987,250
Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
Ser. A, MBIA, 6 1/4s, 8/15/10	Aaa	12,000,000	12,960,480
Ser. K, AMBAC, 5 1/4s, 7/1/24	Aaa	11,500,000	12,752,925
San Diego Cnty., COP
(Burnham Institute), 6 1/4s, 9/1/29	Baa3	4,000,000	4,365,400
AMBAC, 5 1/4s, 9/1/06	AAA/P	15,800,000	15,917,078
(Edgemoor), AMBAC, 5s, 2/1/28	Aaa	2,300,000	2,382,823
San Diego Cnty., Wtr. Auth. COP
(Stars & Cars), Ser. B, MBIA, 6.3s, 4/8/21	Aaa	40,000,000	40,870,800
(Stars & Cars), Ser. B, MBIA, 6.3s, 4/21/11	Aaa	56,700,000	62,413,092
Ser. A, FSA, 5s, 5/1/30	Aaa	5,000,000	5,191,900
Ser. A, FSA, 5s, 5/1/27	Aaa	10,000,000	10,414,100
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev. Bonds
(San Diego Hosp.), Ser. A, 6 1/8s, 8/15/20	Baa1	7,400,000	7,992,370
San Diego, Pub. Fac. Fin. Auth. Swr. Rev.
Bonds, FGIC, 5s, 5/15/25	Aaa	15,350,000	15,456,069
San Diego, Redev.Agcy. Tax Alloc.
(Centre City), XLCA, Ser. A, 5s, 9/1/22	Aaa	4,665,000	4,866,388

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
San Diego, Unified School Dist. G.O. Bonds
(Election of 1998), Ser. F, FSA, 5s, 7/1/29	Aaa	$ 14,320,000	$14,879,339
San Diego, Wtr. Util. Rev. Bonds, FGIC,
4 3/4s, 8/1/28	Aaa	20,500,000	20,601,680
San Dieguito, Pub. Facs. Auth. Rev. Bonds,
AMBAC, 5s, 8/1/24	Aaa	2,800,000	2,879,156
San Francisco, City & Cnty. Redev. Fin. Auth.
Rev. Bonds (Redev. Project), Ser. B, FGIC,
5 1/4s, 8/1/18	Aaa	7,225,000	7,778,724
San Francisco, State Bldg. Auth. Lease Rev.
Bonds (San Francisco Civic Ctr. Complex),
Ser. A, AMBAC, 5 1/4s, 12/1/21	Aaa	10,000,000	10,317,400
San Joaquin Hills, Trans. Corridor Agcy.
Rev. Bonds (Toll Road), Ser. A
5s, 1/1/33	Ba2	34,125,000	32,480,516
MBIA, zero %, 1/15/32	Aaa	25,000,000	7,195,750
MBIA, zero %, 1/15/23	Aaa	21,625,000	9,967,611
San Jose, Redev. Agcy. Tax Alloc. (Merged
Area Redev.), FGIC, 5s, 8/1/27	Aaa	15,395,000	15,927,975
San Marcos, Pub. Fac. Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	3,117,945
5.8s, 9/1/18	Baa3	1,635,000	1,713,382
5 1/2s, 9/1/10	Baa3	1,740,000	1,824,042
Santa Barbara Cnty., Waterfront Rev. COP,
AMBAC, 5s, 10/1/27	Aaa	4,590,000	4,767,036
Santa Monica, Cmnty. College Dist. G.O. Bonds
(Election of 2004), Ser. A, MBIA, 5s, 5/1/23	Aaa	2,000,000	2,102,660
Santaluz Cmnty., Facs. Dist. No. 2 Special
Tax Rev. Bonds
(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	12,690,000	12,845,960
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	500,000	504,370
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	504,175
Semitropic, Impt. Dist. Wtr. Storage Rev.
Bonds, Ser. A, XLCA, 5 1/8s, 12/1/35	Aaa	5,000,000	5,160,150
Sierra View, Hlth. Care Dist. Rev. Bonds,
5.4s, 7/1/22	BBB+	8,025,000	8,273,454
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Southern Transmission), Ser. A, FSA,
5 1/4s, 7/1/18	Aaa	3,750,000	4,010,588
Stockton, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Mello Roos-Weston Ranch), Ser. A,
5.8s, 9/1/14	Baa1	3,000,000	3,066,690
Stockton, Redev. Agcy. Rev. Bonds (Stockton
Events Ctr.), FGIC, 5s, 9/1/28	Aaa	1,500,000	1,546,650
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	BB–/P	6,025,000	6,491,094
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,419,650
zero %, 9/1/14	B/P	4,760,000	2,616,620
				39

MUNICIPAL BONDS AND NOTES (98.1%)* continued
	Rating**	Principal amount	Value

California continued
Tobacco Securitization Auth. of Southern CA
Rev. Bonds, Ser. A, 5 5/8s, 6/1/43	BBB	$ 5,000,000	$5,120,900
Torrance Memorial Med. Ctr. Rev. Bonds,
Ser. A, 5 1/2s, 6/1/31	A1	2,000,000	2,075,880
Torrance, Memorial Med. Ctr. Rev. Bonds,
Ser. A, 6s, 6/1/22	A1	1,000,000	1,102,890
Tustin, Unified School Dist. Bonds (Cmnty. Fac.
Dist. No. 97-1), U.S. Govt. Coll., 6 3/8s,
9/1/35 (Prerefunded)	AAA	4,000,000	4,339,440
Vallejo, COP (Marine World Foundation)
7.2s, 2/1/26	BBB–/P	10,000,000	10,392,500
7s, 2/1/17	BBB–/P	4,000,000	4,156,600
Walnut, Energy Ctr. Auth. Rev. Bonds, Ser. A,
AMBAC, 5s, 1/1/29	Aaa	16,200,000	16,701,876
Watereuse, Fin. Auth. VRDN, FSA,
3.07s, 5/1/28	A–1+	6,375,000	6,375,000
			2,038,417,472

Puerto Rico (3.0%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	BBB	4,000,000	4,121,520
Cmnwlth. of PR, G.O. Bonds, FSA,
6 1/2s, 7/1/12	Aaa	11,110,000	12,728,283
Cmnwlth. of PR, Hwy. & Trans. Auth.
Rev. Bonds
Ser. B, MBIA, 5 7/8s, 7/1/35 (Prerefunded)	Aaa	5,515,000	6,037,546
Ser. E, FSA, 5 1/2s, 7/1/23	Aaa	9,000,000	10,328,490
Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds,
Ser. A, FSA
5 1/4s, 8/1/20	Aaa	2,000,000	2,153,360
5 1/4s, 8/1/18	Aaa	3,000,000	3,228,300
PR Indl. Tourist Edl. Med. & Env. Control Fac.
Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Baa3	14,800,000	16,225,536
U. of PR Rev. Bonds, Ser. O, MBIA,
5 3/8s, 6/1/30	Aaa	10,000,000	10,032,700
			64,855,735

Total municipal bonds and notes (cost $1,982,668,805)			$2,103,273,207

MUNICIPAL COMMERCIAL PAPER (0.6%)* (cost $12,500,000)
	Ratings	Principal amount	Value

CA Pollution Control for an effective yield
of 3.429%, April 19, 2006	A3	$ 12,500,000	$12,500,000

TOTAL INVESTMENTS
Total investments (cost $1,995,168,805)			$2,115,773,207

* Percentages indicated are based on net assets of $2,144,018,084.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at March 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2006. Securities rated by Putnam are indicated by “/P”. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2006.

(F) Security is valued at fair value following procedures approved by the Trustees.

At March 31, 2006, liquid assets totaling $33,300,265 have been designated as collateral for open futures contracts.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at March 31, 2006.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

IFB and IF COP are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2006.

The fund had the following industry group concentrations greater than 10% at March 31, 2006 (as a percentage of net assets):

Utilities 30.1%
Transportation 10.4

The fund had the following insurance concentrations greater than 10% at March 31, 2006 (as a percentage of net assets):

MBIA 21.5%
AMBAC 17.9

FUTURES CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)
		Number of		Expiration	Unrealized
		contracts	Value	date	depreciation

U.S. Treasury Note 10 yr (Long)		313	$33,300,266	Jun-06	$(152,193)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/06 (Unaudited)
			Fixed payments
Swap counterparty /	Termination	Payments made by	received by		Unrealized
Notional amount	date	fund per annum	fund per annum		appreciation

UBS AG
$15,000,000	5/11/16	3.99%	U.S. Bond Market Association
			Municipal Swap Index		$14,171

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/06 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,995,168,805)	$2,115,773,207

Cash	8,711,856

Interest and other receivables	27,764,418

Receivable for shares of the fund sold	1,637,833

Receivable for variation margin (Note 1)	24,453

Unrealized appreciation on swap contracts (Note 1)	14,171

Total assets	2,153,925,938

LIABILITIES
Distributions payable to shareholders	3,348,686

Payable for shares of the fund repurchased	2,452,873

Payable for compensation of Manager (Note 2)	2,572,680

Payable for investor servicing and custodian fees (Note 2)	44,760

Payable for Trustee compensation and expenses (Note 2)	245,013

Payable for administrative services (Note 2)	3,100

Payable for distribution fees (Note 2)	1,126,004

Other accrued expenses	114,738

Total liabilities	9,907,854

Net assets	$2,144,018,084

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,031,555,705

Undistributed net investment income (Note 1)	268,134

Accumulated net realized loss on investments (Note 1)	(8,272,135)

Net unrealized appreciation of investments	120,466,380

Total — Representing net assets applicable to capital shares outstanding	$2,144,018,084

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,966,489,648 divided by 241,518,386 shares)	$8.14

Offering price per class A share
(100/96.25 of $8.14)*	$8.46

Net asset value and offering price per class B share
($147,550,829 divided by 18,137,015 shares)**	$8.14

Net asset value and offering price per class C share
($24,130,808 divided by 2,952,144 shares)**	$8.17

Net asset value and redemption price per class M share
($5,846,799 divided by 719,685 shares)	$8.12

Offering price per class M share
(100/96.75 of $8.12)***	$8.39

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/06 (Unaudited)

INTEREST INCOME	$ 53,726,022

EXPENSES
Compensation of Manager (Note 2)	5,260,674

Investor servicing fees (Note 2)	352,838

Custodian fees (Note 2)	84,855

Trustee compensation and expenses (Note 2)	38,811

Administrative services (Note 2)	27,423

Distribution fees — Class A (Note 2)	2,024,183

Distribution fees — Class B (Note 2)	694,764

Distribution fees — Class C (Note 2)	118,447

Distribution fees — Class M (Note 2)	15,410

Other	171,788

Non-recurring costs (Notes 2 and 5)	3,654

Costs assumed by Manager (Notes 2 and 5)	(3,654)

Total expenses	8,789,193

Expense reduction (Note 2)	(142,778)

Net expenses	8,646,415

Net investment income	45,079,607

Net realized gain on investments (Notes 1 and 3)	5,528,640

Net realized gain on futures contracts (Note 1)	30,651

Net realized gain on swap contracts (Note 1)	632,808

Net unrealized depreciation of investments, futures contracts
and swap contracts during the period	(32,348,189)

Net loss on investments	(26,156,090)

Net increase in net assets resulting from operations	$ 18,923,517

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/06*	9/30/05

Operations:
Net investment income	$ 45,079,607	$ 96,875,557

Net realized gain on investments	6,192,099	52,403,737

Net unrealized depreciation of investments	(32,348,189)	(57,192,826)

Net increase in net assets resulting from operations	18,923,517	92,086,468

Distributions to shareholders: (Note 1)

From ordinary income

Class A	—	(5,461,190)

Class B	—	(589,529)

Class C	—	(62,271)

Class M	—	(17,060)

From tax-exempt income

Class A	(41,690,118)	(87,707,391)

Class B	(2,870,384)	(7,348,219)

Class C	(398,307)	(808,504)

Class M	(119,274)	(251,440)

From net realized short-term gain on investments

Class A	(96,126)	(570,619)

Class B	(7,971)	(61,597)

Class C	(1,140)	(6,503)

Class M	(299)	(1,783)

From net realized long-term gain on investments

Class A	(45,107,088)	(24,561,426)

Class B	(3,740,340)	(2,651,322)

Class C	(535,031)	(279,914)

Class M	(140,250)	(76,735)

Redemption fees (Note 1)	35	11

Decrease from capital share transactions (Note 4)	(46,767,764)	(112,806,348)

Total decrease in net assets	(122,550,540)	(151,175,372)

NET ASSETS
Beginning of period	2,266,568,624	2,417,743,996

End of period (including undistributed net investment
income of $268,134 and $266,610, respectively)	$2,144,018,084	$2,266,568,624

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees	of period	value (%)(a)	(in thousands)	assets (%)(b)	net assets (%)	(%)

CLASS A
March 31, 2006**	$8.43	.17	(.10)	.07	(.17)	(.19)	(.36)	—(c)	$8.14	.86*	$1,966,490	.37*	2.08*	3.05*
September 30, 2005	8.57	.36	(.02)	.34	(.38)	(.10)	(.48)	—(c)	8.43	4.08	2,057,513.75		4.20	21.15
September 30, 2004	8.62	.38	.01	.39	(.40)	(.04)	(.44)	—	8.57	4.60	2,144,817.79		4.49	13.01
September 30, 2003	8.84	.39	(.17)	.22	(.39)	(.05)	(.44)	—	8.62	2.64	2,540,224.76		4.52	22.39
September 30, 2002	8.71	.41	.15	.56	(.41)	(.02)	(.43)	—	8.84	6.69	2,739,618.75		4.82	6.50
September 30, 2001	8.35	.42	.36	.78	(.42)	—(c)	(.42)	—	8.71	9.57	2,631,430.75		4.91	9.53

CLASS B
March 31, 2006**	$8.42	.14	(.08)	.06	(.15)	(.19)	(.34)	—(c)	$8.14	.67*	$147,551	.69*	1.76*	3.05*
September 30, 2005	8.56	.30	(.02)	.28	(.32)	(.10)	(.42)	—(c)	8.42	3.40	178,443	1.40	3.55	21.15
September 30, 2004	8.62	.33	(.01)	.32	(.34)	(.04)	(.38)	—	8.56	3.81	241,841	1.44	3.84	13.01
September 30, 2003	8.83	.33	(.16)	.17	(.33)	(.05)	(.38)	—	8.62	2.09	352,861	1.41	3.87	22.39
September 30, 2002	8.70	.36	.15	.51	(.36)	(.02)	(.38)	—	8.83	6.00	420,977	1.40	4.17	6.50
September 30, 2001	8.34	.36	.37	.73	(.37)	—(c)	(.37)	—	8.70	8.87	497,335	1.40	4.25	9.53

CLASS C
March 31, 2006**	$8.46	.14	(.10)	.04	(.14)	(.19)	(.33)	—(c)	$8.17	.44*	$24,131	.77*	1.68*	3.05*
September 30, 2005	8.60	.29	(.02)	.27	(.31)	(.10)	(.41)	—(c)	8.46	3.21	24,333	1.55	3.40	21.15
September 30, 2004	8.65	.34	(.02)	.32	(.33)	(.04)	(.37)	—	8.60	3.83	24,313	1.59	3.69	13.01
September 30, 2003	8.87	.32	(.17)	.15	(.32)	(.05)	(.37)	—	8.65	1.83	32,171	1.56	3.72	22.39
September 30, 2002	8.74	.35	.15	.50	(.35)	(.02)	(.37)	—	8.87	5.83	30,974	1.55	4.00	6.50
September 30, 2001	8.37	.35	.37	.72	(.35)	—(c)	(.35)	—	8.74	8.81	14,913	1.55	4.16	9.53

CLASS M
March 31, 2006**	$8.41	.16	(.10)	.06	(.16)	(.19)	(.35)	—(c)	$8.12	.70*	$5,847	.52*	1.93*	3.05*
September 30, 2005	8.55	.33	(.02)	.31	(.35)	(.10)	(.45)	—(c)	8.41	3.76	6,279	1.05	3.90	21.15
September 30, 2004	8.61	.35	—(c)	.35	(.37)	(.04)	(.41)	—	8.55	4.17	6,774	1.09	4.19	13.01
September 30, 2003	8.82	.36	(.16)	.20	(.36)	(.05)	(.41)	—	8.61	2.45	9,009	1.06	4.21	22.39
September 30, 2002	8.69	.39	.15	.54	(.39)	(.02)	(.41)	—	8.82	6.38	15,668	1.05	4.51	6.50
September 30, 2001	8.33	.39	.37	.76	(.40)	—(c)	(.40)	—	8.69	9.25	13,069	1.05	4.60	9.53

* Not annualized.

** Unaudited.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46	47

Notes to financial statements 3/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C and class M shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay contingent deferred sales charges. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,996,289,030, resulting in gross unrealized appreciation and depreciation of $123,245,581 and $3,761,404, respectively, or net unrealized appreciation of $119,484,177.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifica-tions are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of a (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended March 31, 2006, Putnam Management did not waive any of its management fees from the fund.

For the period ended March 31, 2006, Putnam Management has assumed $3,654 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2006, the fund incurred $437,693 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended March 31, 2006, the fund’s expenses were reduced by $142,778 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $649, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the  net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $54,539 and $547 from the sale of class A and class M shares, respectively, and received $85,122, and $569 in contingent deferred sales charges from redemptions of class B shares and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2006, Putnam Retail Management, acting as underwriter, received $1,666 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $64,337,598 and $203,410,213, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At March 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 3/31/06:
Shares sold	7,410,832	$61,187,449

Shares issued
in connection
with reinvestment
of distributions	6,751,650	55,465,690

	14,162,482	116,653,139

Shares
repurchased	(16,754,513)	(138,584,246)

Net decrease	(2,592,031)	$(21,931,107)

Year ended 9/30/05:
Shares sold	13,097,010	$ 111,091,464

Shares issued
in connection
with reinvestment
of distributions	8,329,525	70,601,551

	21,426,535	181,693,015

Shares
repurchased	(27,660,985)	(234,661,814)

Net decrease	(6,234,450)	$(52,968,799)

CLASS B	Shares	Amount
Six months ended 3/31/06:
Shares sold	153,177	$ 1,266,375

Shares issued
in connection
with reinvestment
of distributions	540,135	4,431,408

	693,312	5,697,783

Shares
repurchased	(3,745,800)	(30,933,941)

Net decrease	(3,052,488)	$(25,236,158)

Year ended 9/30/05:
Shares sold	430,731	$ 3,669,083

Shares issued
in connection
with reinvestment
of distributions	782,614	6,628,646

	1,213,345	10,297,729

Shares
repurchased	(8,276,190)	(70,162,138)

Net decrease	(7,062,845)	$(59,864,409)

CLASS C	Shares	Amount
Six months ended 3/31/06:
Shares sold	304,542	$2,515,035

Shares issued
in connection
with reinvestment
of distributions	82,073	676,502

	386,615	3,191,537

Shares
repurchased	(310,624)	(2,572,021)

Net increase	75,991	$619,516

Year ended 9/30/05:
Shares sold	481,921	$4,096,332

Shares issued
in connection
with reinvestment
of distributions	89,727	766,767

	571,648	4,863,099

Shares
repurchased	(522,890)	(4,448,947)

Net increase	48,758	$414,152

CLASS M	Shares	Amount
Six months ended 3/31/06:
Shares sold	25,671	$211,959

Shares issued
in connection with
reinvestment
of distributions	23,513	192,643

	49,184	404,602

Shares
repurchased	(76,007)	(624,617)

Net decrease	(26,823)	$(220,015)

Year ended 9/30/05:
Shares sold	37,309	$316,269

Shares issued
in connection
with reinvestment
of distributions	27,408	231,836

	64,717	548,105

Shares
repurchased	(110,512)	(935,397)

Net decrease	(45,795)	$(387,292)

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

The Putnam
family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Associate Treasurer and	Chief Compliance Officer
Putnam Retail Management	Principal Executive Officer
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Senior Vice President	BSA Compliance Officer
Custodian	and Treasurer
Putnam Fiduciary		Judith Cohen
Trust Company	Steven D. Krichmar	Vice President, Clerk and
	Vice President and	Assistant Treasurer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Wanda M. McManus
	Michael T. Healy	Vice President, Senior Associate
Trustees	Assistant Treasurer and	Treasurer and Assistant Clerk
John A. Hill, Chairman	Principal Accounting Officer
Jameson Adkins Baxter,		Nancy E. Florek
Vice Chairman	Daniel T. Gallagher	Vice President, Assistant Clerk,
Charles B. Curtis	Senior Vice President,	Assistant Treasurer and
Myra R. Drucker	Staff Counsel and	Proxy Manager
Charles E. Haldeman, Jr.	Compliance Liaison
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
John H. Mullin, III	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA045 233455 5/06

Item 2. Code of Ethics: Not applicable Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits: (a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund By (Signature and Title): /s/Michael T. Healy Michael T. Healy Principal Accounting Officer Date: May 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 26, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 26, 2006